TO THE STOCKHOLDERS

F

or the nine months ended September 30, 2021, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 15.76% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 16.53%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 15.92% during this period. For the twelve months ended September 30, 2021, return on net asset value was 32.15% and return to our stockholders was 36.32% which compares to the return of the S&P 500 Stock Index of 30.00%. During both time periods, the discount at which our shares traded continued to fluctuate and on September 30, 2021 it was 14.92%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2021, the net assets applicable to the Company’s Common Stock were $1,210,235,496 equal to $50.61 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2021 was $162,008,798. During this period, the net realized gain on investments was $69,903,324 and the increase in net unrealized appreciation was $99,901,820. Net investment income for the nine months was $687,633. Distributions to preferred and common shareholders amounted to $8,483,979 and $6,149,060, respectively. During the nine months, the Company also repurchased 813,884 of its shares at a cost of $33,595,305, an average discount to net asset value of 15.0%.

Equity markets experienced some volatility in the third quarter yielding marginal improvement in the performance of the S&P 500 as earnings growth rates decelerated on both a sequential and year over year basis from their first half re-opening expansion. Although continued Federal Reserve policies to repress long term interest rates have likely maintained high earnings multiples for S&P 500 companies, they, too, have recently retreated amid record profits and a Fed pondering a reduction in bond purchases and a shift upward in future interest rates. As we approach 2022, economic tailwinds and favorable expectations on reopening seem to be colliding with a number of headwinds: supply chain disruptions leading to emerging high inflation rates among a broader set of goods, the negative impact of reduced transfer payments to households from the U.S. Government, fewer available workers and rising oil prices. Adding to these concerns are whether corporate profit margins can maintain their elevated levels in the face of such challenges.

On a positive note, the pandemic appears to be morphing into an endemic given increasing infections (yielding some protection), vaccinations and booster shots which should help ease bottlenecks over time and, perhaps, lead to a new sense of normalcy. Employment demand is robust and the labor supply appears to be constrained, thereby increasing wages. Savings rates have been above historical averages and consumer leverage has been constrained. Home sales and prices are robust. There appears to be abundant liquidity with nearly $3.5 trillion in short term deposits in the United States. Households with more certainty are likely to spend and invest more freely, thus, accelerating future economic growth.

Despite some considerable headwinds, equities seem to be the better alternative to fixed income securities given that many companies can adjust the prices of their goods to attempt to maintain their profit margins, while fixed income securities generally have a fixed coupon placing principal at risk in a rising inflationary environment. Companies with pricing power and leverage over distribution channels are seemingly the safer investment in this new economy. This is not to say that all equities will behave this way. Unprofitable companies with distant positive earnings prospects are seemingly most at risk. Caution signs abound in this environment, leaving us hopeful that the recovery re-accelerates from its recent path. But we are also cognizant that valuations by many measures are at or near historic highs and long term expected returns from equities may be restrained by recent strong performance.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through September 30, 2021. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

October 27, 2021

2

STATEMENT OF INVESTMENTS September 30, 2021 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (13.8%)	Media and Entertainment (11.4%)
	26,500	Alphabet Inc. (a)		$70,630,715
	802,225	Angi Inc. (a)		9,899,456
	50,500	Facebook, Inc. - Class A (a)		17,139,195
	102,768	Liberty Broadband Corporation - Series C (a)		17,748,034
	91,478	The Walt Disney Company (a)		15,475,333
	133,000	World Wrestling Entertainment, Inc. - Class A		7,482,580
			(Cost $62,338,195)	138,375,313
	Telecommunication Services (2.4%)
	227,950	T-Mobile US, Inc. (a)	(Cost $26,095,438)	29,122,892
			(Cost $88,433,633)	167,498,205

Consumer Discretionary (12.3%)	Automobiles and Components (0.2%)
	63,575	CDK Global, Inc.	(Cost $3,070,385)	2,705,116

	Retailing (12.1%)
	47,761	Advance Auto Parts, Inc.		9,976,795
	14,500	Amazon.com, Inc. (a)		47,633,080
	4,000	Booking Holdings Inc. (a)		9,495,480
	82,065	Expedia Group, Inc. (a)		13,450,454
	130,951	Target Corporation		29,957,660
	550,092	The TJX Companies, Inc.		36,295,070
			(Cost $48,537,677)	146,808,539
			(Cost $51,608,062)	149,513,655

Consumer Staples (11.7%)	Food, Beverage and Tobacco (6.0%)
	100,118	Danone (France)		6,848,127
	25,000	Diageo plc ADR (United Kingdom)		4,825,000
	325,000	Nestlé S.A. (Switzerland)		39,302,001
	140,000	PepsiCo, Inc.		21,057,400
			(Cost $23,203,048)	72,032,528
	Food and Staples Retailing (3.3%)
	60,000	Costco Wholesale Corporation		26,961,000
	95,140	Walmart Inc.		13,260,613
			(Cost $14,544,137)	40,221,613

	Household and Personal Products (2.4%)
	530,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $15,024,215)	28,636,553
			(Cost $52,771,400)	140,890,694

Energy (3.5%)	644,230	Cameco Corporation (Canada)		13,999,118
	101,991	Chevron Corporation		10,346,987
	1,170,030	Energy Transfer LP		11,208,887
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		91,164
	296,300	Halliburton Company		6,406,006
			(Cost $25,844,914)	42,052,162

Financials (16.3%)	Banks (2.4%)
	80,000	JPMorgan Chase & Co.		13,095,200
	110,000	M&T Bank Corporation		16,427,400
			(Cost $3,239,993)	29,522,600
	Diversified Financials (6.1%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		45,251,689
	31,549	Berkshire Hathaway Inc. - Class B (a)		8,610,984
	243,415	Nelnet, Inc.		19,288,205
			(Cost $9,498,918)	73,150,878

3

STATEMENT OF INVESTMENTS September 30, 2021 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (16.3%) (continued)	Insurance (7.8%)
	856,828	Arch Capital Group Ltd. (a) (Bermuda)		$32,713,693
	250,000	Axis Capital Holdings Limited (Bermuda)		11,510,000
	121,500	Everest Re Group, Ltd. (Bermuda)		30,469,770
	316,927	MetLife, Inc.		19,563,904
			(Cost $28,961,538)	94,257,367
			(Cost $41,700,449)	196,930,845

Health Care (7.7%)	Health Care Equipment and Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	7,324,060

	Pharmaceuticals, Biotechnology and Life Sciences (7.1%)
	100,900	Gilead Sciences, Inc.		7,047,865
	350,804	Intra-Cellular Therapies, Inc. (a)		13,077,973
	255,191	Merck & Co., Inc.		19,167,396
	1,112,658	Paratek Pharmaceuticals, Inc. (a)		5,407,518
	345,808	Pfizer Inc.		14,873,202
	16,001	Regeneron Pharmaceuticals, Inc. (a)		9,683,485
	650,000	Valneva SE (a) (France)		10,209,696
	1,877,497	VBI Vaccines, Inc. (a) (Canada)		5,839,016
			(Cost $50,595,244)	85,306,151
			(Cost $55,674,545)	92,630,211

Industrials (9.3%)	Capital Goods (3.0%)
	146,131	Eaton Corporation plc (Ireland)		21,818,820
	175,000	Raytheon Technologies Corporation		15,043,000
			(Cost $17,272,799)	36,861,820
	Commercial and Professional Services (6.3%)
	159,085	Otis Worldwide Corporation		13,089,514
	524,895	Republic Services, Inc.		63,018,894
			(Cost $14,990,235)	76,108,408
			(Cost $32,263,034)	112,970,228

Information Technology (24.6%)	Semiconductors and Semiconductor Equipment (9.4%)
	333,364	AIXTRON SE (a) (Germany)		8,367,917
	131,652	Applied Materials, Inc.		16,947,562
	82,850	ASML Holding N.V. (Netherlands)		61,732,364
	30,000	Broadcom Inc.		14,547,900
	68,009	Universal Display Corporation		11,626,819
			(Cost $29,910,502)	113,222,562
	Software and Services (8.8%)
	112,653	Akamai Technologies, Inc. (a)		11,782,377
	137,500	Fiserv, Inc. (a)		14,918,750
	235,000	Microsoft Corporation		66,251,200
	32,829	salesforce.com, inc. (a)		8,903,881
	11,000	Tyler Technologies, Inc. (a)		5,045,150
			(Cost $44,376,464)	106,901,358
	Technology, Hardware and Equipment (6.4%)
	348,000	Apple Inc.		49,242,000
	525,000	Cisco Systems, Inc.		28,575,750
			(Cost $10,176,168)	77,817,750
			(Cost $84,463,134)	297,941,670

4

STATEMENT OF INVESTMENTS September 30, 2021 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Materials (3.0%)	167,554	Agnico Eagle Mines Limited (Canada)		$8,687,675
	380,300	Barrick Gold Corporation (Canada)		6,864,415
	669,669	Cleveland-Cliffs Inc. (a)		13,266,143
	37,652	Rogers Corporation (a)		7,021,345
			(Cost $31,837,285)	35,839,578

Miscellaneous (1.9%)2,052,728		Other (c)	(Cost $24,398,514)	23,094,596

		TOTAL COMMON STOCKS (104.1%)	(Cost $488,994,970)	1,259,361,844

	Rights	RIGHTS (a)
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—

		OPTIONS (a)
Call	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional
Materials (0.0%)	2,000	Vale S.A. /January 21, 2022/$15/$3,000,000		150,000
	1,000	Vale S.A. /March 18, 2022/$15/$1,500,000		95,000
			(Cost $319,400)	245,000

Put
Semiconductors and Semiconductor Equipment (0.1%)	175	ASML Holding N.V./October 15, 2021/$830/$14,525,000	(Cost $371,435)	1,464,750

		TOTAL OPTIONS (0.1%)	(Cost $690,835)	1,709,750

	Shares	SHORT-TERM SECURITY AND OTHER ASSETS
	152,786,680	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (d) (12.6%)	(Cost $152,786,680)	152,786,680

TOTAL INVESTMENTS (e) (116.8%)			(Cost $642,508,131)	1,413,858,274
Liabilities in excess of other assets (-1.1%)				(13,505,603)
				1,400,352,671
PREFERRED STOCK (-15.7%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,210,235,496

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At September 30, 2021, the cost of investments and derivatives for Federal income tax purposes was $643,019,305; aggregate gross unrealized appreciation was $784,048,162; aggregate gross unrealized depreciation was $12,917,328; and net unrealized appreciation was $771,130,834.

STATEMENT OF OPTIONS WRITTEN September 30, 2021 (Unaudited)
Call	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Semiconductors and Semiconductor Equipment (0.0%)	200	ASML Holding N.V./October 15, 2021/$900/$18,000,000	$311,865	$20,000

* The maximum cash outlay if all options are exercised is $18,000,000.

5

MAJOR STOCK CHANGES (a): Three Months Ended September 30, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Angi Inc.	467,166	802,225	(b)
salesforce.com, inc.	32,829	32,829
World Wrestling Entertainment, Inc. - Class A	88,000	133,000	(b)

Additions
Advance Auto Parts, Inc.	10,000	47,761
Agnico Eagle Mines Limited	10,000	167,554
Akamai Technologies, Inc	20,000	112,653
Booking Holdings Inc.	1,000	4,000
Broadcom Inc.	4,000	30,000
Chevron Corporation	5,000	101,991
Cleveland-Cliffs Inc.	25,000	669,669
Energy Transfer LP	120,000	1,170,030
Expedia Group, Inc.	7,500	82,065
Fiserv, Inc.	22,500	137,500
Merck & Co., Inc.	10,000	255,191
Paratek Pharmaceuticals, Inc.	71,461	1,112,658
Regeneron Pharmaceuticals, Inc.	3,000	16,001
Rogers Corporation	8,900	37,652
T-Mobile US, Inc.	25,000	227,950
Walmart Inc.	30,000	95,140

Decreases
Eliminations
Autodesk, Inc.	43,000	—
Citrix Systems, Inc.	104,101	—
Intel Corporation	115,000	—
Kindred Biosciences, Inc.	76,471	—
Nuance Communications, Inc.	350,000	—
Valneva SE ADS	75,000	—

Reductions
Cameco Corporation	25,000	644,230
CDK Global, Inc.	120,000	63,575
Costco Wholesale Corporation	5,000	60,000
Liberty Broadband Corporation - Series C	56,267	102,768
Otis Worldwide Corporation	30,000	159,085
Pfizer Inc.	20,000	345,808
Valneva SE	200,000	650,000

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other

6

PORTFOLIO DIVERSIFICATION September 31, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2021 is shown in the table.

INDUSTRY CATEGORY	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$30,282	$114,687	9.5%
Software & Services	44,376	106,901	8.8
Technology, Hardware & Equipment	10,176	77,818	6.4
	84,834	299,406	24.7
Financials
Banks	3,240	29,523	2.4
Diversified Financials	9,499	73,151	6.1
Insurance	28,961	94,257	7.8
	41,700	196,931	16.3
Communication Services
Media & Entertainment	62,338	138,375	11.4
Telecommunication Services	26,096	29,123	2.4
	88,434	167,498	13.8
Consumer Discretionary
Automobiles & Components	3,070	2,705	0.2
Retailing	48,538	146,809	12.1
	51,608	149,514	12.3
Consumer Staples
Food, Beverage & Tobacco	23,203	72,032	6.0
Food & Staples Retailing	14,544	40,222	3.3
Household & Personal Products	15,024	28,637	2.4
	52,771	140,891	11.7
Industrials
Capital Goods	17,273	36,862	3.0
Commercial & Professional Services	14,990	76,108	6.3
	32,263	112,970	9.3
Health Care
Health Care Equipment & Services	5,079	7,324	0.6
Pharmaceuticals, Biotechnology & Life Sciences	50,631	85,306	7.1
	55,710	92,630	7.7

Energy	25,845	42,052	3.5
Materials	32,157	36,085	3.0
Miscellaneous**	24,399	23,094	1.9

	489,721	1,261,071	104.2
Short-Term Securities	152,787	152,787	12.6
Total Investments	$642,508	1,413,858	116.8
Liabilities in Excess of Other Assets		(13,506)	(1.1)
Preferred Stock		(190,117)	(15.7)
Net Assets Applicable to Common Stock		$1,210,235	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES September 30, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $488,994,970)		$1,259,361,844
Rights (cost $35,646)		—
Purchased options (cost $690,835; note 4)		1,709,750
Money market fund (cost $152,786,680)		152,786,680

Total investments (cost $642,508,131)		1,413,858,274

OTHER ASSETS
Cash	$21,569
Receivable for securities sold	2,251,329
Dividends, interest and other receivables	975,855
Present value of future office lease payments (note 8)	4,154,927
Qualified pension plan asset, net excess funded (note 7)	5,437,371
Prepaid expenses, fixed assets, and other assets	1,013,142	13,854,193

TOTAL ASSETS		1,427,712,467

Liabilities
Payable for securities purchased	5,516,654
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $311,865; note 4)	20,000
Accrued compensation payable to officers and employees	2,991,782
Present value of future office lease payments (note 8)	4,154,927
Accrued supplemental pension plan liability (note 7)	6,948,979
Accrued supplemental thrift plan liability (note 7)	6,820,162
Accrued expenses and other liabilities	687,337

TOTAL LIABILITIES		27,359,796

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 23,914,322 shares (note 5)		$1,210,235,496

NET ASSET VALUE PER COMMON SHARE		$50.61

Net Assets Applicable to Common Stock
Common Stock, 23,914,322 shares at par value (note 5)	$23,914,322
Additional paid-in capital (note 5)	357,905,584
Unallocated distributions on Preferred Stock	(8,703,934)
Total distributable earnings (note 5)	840,505,407
Accumulated other comprehensive loss (note 7)	(3,385,883)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,210,235,496

8

STATEMENT OF OPERATIONS Nine Months Ended September 30, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $276,030)		$11,582,947
Interest		9,777
		11,592,724

Expenses
Investment research	$6,568,598
Administration and operations	2,744,306
Office space and general	758,424
Transfer agent, custodian, and registrar fees and expenses	249,222
Auditing and legal fees	227,947
Directors’ fees and expenses	166,647
State and local taxes	116,649
Stockholders’ meeting and reports	73,298	10,905,091

NET INVESTMENT INCOME		687,633

Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	68,472,837
Purchased options	(91,550)
Written options	1,522,037
	69,903,324
Net increase in unrealized appreciation:
Common stocks and rights	97,214,399
Purchased options	1,503,590
Written options	1,183,831
	99,901,820
GAINS AND APPRECIATION ON INVESTMENTS		169,805,144
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		170,492,777
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$162,008,798

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Nine Months Ended September 30, 2021 (Unaudited)	Year Ended December 31, 2020
Net investment income	$687,633	$3,134,606
Net realized gain on investments	69,903,324	74,962,718
Net increase (decrease) in unrealized appreciation	99,901,820	(1,125,262)
	170,492,777	76,972,062

Distributions to Preferred Stockholders	(8,483,979)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	162,008,798	65,660,090
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	803,084

Distributions to Common Stockholders	(6,149,060)	(60,588,552)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	26,713,960
Cost of Common Shares purchased	(33,595,305)	(26,315,133)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(33,595,305)	398,827
NET INCREASE IN NET ASSETS	122,264,433	6,273,449

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,087,971,063	1,081,697,614

END OF PERIOD	$1,210,235,496	$1,087,971,063

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the nine months ended September 30, 2021 and for each year in the five-year period ended December 31, 2020. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months Ended September 30, 2021 (unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$44.00	$43.70	$34.51	$40.47	$37.56	$37.74
Net investment income	0.03	0.13	0.33	0.31	0.32	0.30
Net gain (loss) on common stocks, options and other realized and unrealized	7.18	3.10	11.78	(3.03)	6.23	3.10
Other comprehensive income (loss)	—	0.03	(0.01)	(0.05)	0.08	0.02
	7.21	3.26	12.10	(2.77)	6.63	3.42
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.03)	(0.07)	(0.06)	(0.04)	(0.04)
Distributions from net capital gains	—	(0.43)	(0.39)	(0.38)	(0.39)	(0.38)
Unallocated	(0.35)	—	—	—	—	—
	(0.35)	(0.46)	(0.46)	(0.44)	(0.43)	(0.42)
Total from investment operations	6.86	2.80	11.64	(3.21)	6.20	3.00
Distributions on Common Stock:
Dividends from net investment income	—	(0.15)	(0.39)	(0.29)	(0.30)	(0.33)
Distributions from net capital gains	(0.25)	(2.35)	(2.06)	(2.46)	(2.99)	(2.85)
	(0.25)	(2.50)	(2.45)	(2.75)	(3.29)	(3.18)
Net asset value, end of period	$50.61	$44.00	$43.70	$34.51	$40.47	$37.56
Per share market value, end of period	$43.06	$37.19	$37.74	$28.44	$34.40	$31.18

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	16.53%*	5.23%	41.54%	(9.87)%	21.21%	7.59%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,210,235	$1,087,971	$1,081,698	$896,789	$1,070,483	$1,022,535
Ratio of expenses to average net assets applicable to Common Stock	1.24%**	1.22%	1.28%	1.20%	1.28%	1.27%
Ratio of net income to average net assets applicable to Common Stock	0.08%**	0.32%	0.81%	0.78%	0.79%	0.78%
Portfolio turnover rate	18.76%*	19.33%	17.76%	23.00%	19.58%	20.29%

PREFERRED STOCK
Liquidation value, end of period
(000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	737%	672%	669%	572%	663%	638%
Asset coverage per share	$184.14	$168.07	$167.24	$142.93	$165.77	$159.46
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.86	$27.50	$27.60	$25.72	$26.59	$25.77

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i. Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Improved treatments have been administered to those infected and multiple vaccines have been developed and are being broadly administered with the goal of reducing the impact of the virus. The Company adopted a telecommuting work mode in response, but otherwise continues to operate without adverse impact.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,259,361,844	—	—	$1,259,361,844
Rights	—	—	—	—
Purchased options	1,709,750	—	—	1,709,750
Money market fund	152,786,680	—	—	152,786,680
Total	$1,413,858,274	—	—	$1,413,858,274

Liabilities
Options written	$20,000	—	—	$20,000

No transfers among levels occurred during the nine months ended September 30, 2021.

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2021 amounted to $226,816,870 and $225,757,851, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the nine months ended September 30, 2021 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2020	—	—	200	$484,675
Purchased	5,805	$717,732	600	712,174
Exercised	(1,623)	(315,029)	(425)	(340,739)
Expired	(1,182)	(83,303)	(200)	(484,675)
Outstanding, September 30, 2021	3,000	$319,400	175	$371,435

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2020	200	$273,548	263	$48,156
Written	8,700	1,910,952	13,405	2,797,217
Terminated in closing purchase transaction	(7,100)	(1,390,826)	(12,038)	(2,415,321)
Assigned	(200)	(273,548)	(1,630)	(430,052)
Expired	(1,400)	(208,261)	—	—
Outstanding, September 30, 2021	200	$311,865	—	$—

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,914,322 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2021.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2021 and the year ended December 31, 2020 were as follows:

	Shares		Amount
	2021	2020	2021	2020
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	725,430	—	$725,430
Increase in paid-in capital	—	—	—	25,988,530
Total increase	—	725,430	—	26,713,960
Par value of Shares purchased (at an average discount from net asset value of 15.0% and 16.5%, respectively)	(813,884)	(750,415)	$(813,884)	(750,415)
Decrease in paid-in capital	—	—	(32,781,421)	(25,564,718)
Total decrease	(813,884)	(750,415)	(33,595,305)	(26,315,133)
Net decrease	(813,884)	(24,985)	$(33,595,305)	$398,827

At September 30, 2021, the Company held in its treasury 8,066,550 shares of Common Stock with an aggregate cost of $279,634,244.

The tax basis distributions during the year ended December 31, 2020 are as follows: ordinary distributions of $4,241,853 and net capital gains distributions of $67,658,671. As of December 31, 2020, distributable earnings on a tax basis totaled $681,564,932 consisting of $10,330,141 from undistributed net capital gains and $671,234,791 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2020. As a result, additional paid-in capital was decreased by $763,267 and total distributable earnings was increased by $763,267. Net assets were not affected by this reclassification. As of December 31, 2020, the Company had wash loss deferrals of $511,174 and straddle loss deferrals of $2,292,993.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the nine months ended September 30, 2021 to its officers (identified on back cover) amounted to $5,407,850.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2021 were:

Service cost	$550,990
Interest cost	549,861
Expected return on plan assets	(1,294,575)
Amortization of recognized net actuarial loss	483,992
Net periodic benefit cost	$290,268

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the nine months ended September 30, 2021 was $1,741,202. The qualified thrift plan acquired 13,300 shares in the open market of the Company’s Common Stock during the nine months ended September 30, 2021 and held 520,745 shares of the Company’s Common Stock at September 30, 2021.

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $445,700 for the nine months ended September 30, 2021. The Company has the option to extend the lease for an additional five years at market rates. As of September 30, 2021, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2021	$156,000
2022	624,000
2023	631,000
2024	663,000
2025	663,000
Thereafter	1,879,000
Total Remaining Lease Payments	4,616,000
Effect of Present Value Discounting	(461,073)
Present Value of Future Office Lease Payments	$4,154,927

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 13. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2021 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 29, 2021, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2020 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

THIRD QUARTER REPORT

September 30, 2021

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Rose P. Lynch Jeffrey W. Priest Savannah Sachs Henry R. Schirmer

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com